UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 25, 2017
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On August 25, 2017, Caesars Entertainment Corporation (“CEC”) and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), issued a joint press release announcing that the Nevada Gaming Commission has granted the necessary regulatory approvals required for the merger of Caesars Acquisition Company (“CAC”) into CEC (the “Merger”) and for the reorganization of CEOC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.
Forward-Looking Statements
This filing includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 regarding the completion of the Merger and CEOC's restructuring and the currently expected timing thereof.
You are cautioned that the forward-looking statements in this filing are not guarantees that the Merger or CEOC's restructuring will be consummated at all or on the timing anticipated. Among the factors that could impact the consummation of the Merger, CEOC's restructuring and the timing thereof are: the conditions to the closing of the Merger or CEOC's restructuring may not be satisfied, one or more events, changes or other circumstances that could occur that could give rise to the termination of the merger agreement between CEC and CAC, CEC's and CEOC's ability (or inability) to meet any milestones or other conditions set forth in their restructuring support agreements, CEC's and CEOC's ability (or inability) to satisfy the conditions to the effectiveness of the Third Amended Joint Plan of Reorganization of CEOC and its Chapter 11 debtor subsidiaries (including without limitation finalization of certain documentation with respect thereto), CEC's ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC restructuring as necessary, CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast and other risks associated with the CEOC restructuring and related litigation.
You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC and CAC undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: August 25, 2017    By:        /s/ SCOTT E. WIEGAND
Name:    Scott E. Wiegand

Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.